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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

   We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (File Nos. 333-42998 and 333-43000) of Tycom Ltd. of our report dated October 24, 2000, except for Note 19, as to which the date is December 8, 2000, relating to the Consolidated Financial Statements and Financial Statement Schedule, which appears in this Form 10-K.

                                           PricewaterhouseCoopers

Hamilton, Bermuda
December 19, 2000